Alger Dynamic Opportunities Fund
Summary Prospectus

March 1, 2024	Class	Ticker Symbol
	Z	ADOZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2024, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Dynamic Opportunities Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
Shareholder Fees
(fees paid directly from your investment)
Class Z
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class Z
Advisory Fees*	1.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses**	.53%
Total Annual Fund Operating Expenses***	1.73%
*
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $1 billion is 1.20%, and for assets in excess of $1 billion is 1.00%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2023 was 1.20%.
**
Other Expenses includes short sale costs of .36% related to dividend expenses on short positions and excludes .42% related to interest income on short positions.
***
The Manager has contractually agreed to waive and/or reimburse Fund expenses (excluding custody fees, acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through October 31, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses of the Class Z Shares of the Fund to .55% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class Z	$176	$545	$939	$2,041
Inspired by Change, Driven by Growth.

Alger Dynamic Opportunities Fund 2/6
Summary Prospectus
March 1, 2024
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 350.56% of the average value of its portfolio.
Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
A portion of the Fund’s assets are sub-advised by Weatherbie Capital, LLC (“Weatherbie”), an affiliate of the Manager (Weatherbie and the Manager, collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Fund’s Board of Trustees, the Manager oversees Weatherbie and evaluates its performance results. The Manager reviews portfolio performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Weatherbie. Weatherbie is primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that it sub-advises, including purchases and sales of individual securities.
The Fund invests in a portfolio of U.S. and foreign equity securities (common stocks, preferred stocks and convertible securities). In addition to purchasing securities (i.e., taking long positions), the Manager will identify securities that it believes will underperform on an absolute or relative basis and will sell these securities short on behalf of the Fund. The Fund will not, however, follow a market neutral strategy and generally will have a net long position. As a result, and as a result of the cash proceeds the Fund will receive from selling securities short, the Fund will generally maintain significant positions in cash and cash equivalents. The Fund may also seek to manage the volatility of either the portfolio, a particular exposure (e.g., sector or industry) of the portfolio or individual securities through short sales, or buying or selling put or call options primarily for hedging purposes. The Fund arranges with a broker to borrow the security being sold short, and replaces the security by buying it at the current market price when it closes out the short sale. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than these costs.
The Fund has no specific guidelines or restrictions governing the concentration of the Fund’s portfolio in specific entities, sectors or market capitalizations. Accordingly, the Fund may invest a portion of its assets in securities issued by small capitalization companies. The Fund may also invest a portion of its assets in equity securities not listed on an exchange.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including the consumer discretionary, information technology, health care, and industrials sectors.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund can leverage, that is, borrow money to purchase additional securities.
The Fund can invest in foreign securities.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.

Alger Dynamic Opportunities Fund 3/6
Summary Prospectus
March 1, 2024
Options Risk – Price movements in the Fund’s portfolio securities may not correlate precisely with movements of the price of the option selected as a hedge. The Fund may lose money and be forced to liquidate portfolio securities to meet settlement obligations.
Short Sales Risk – Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The market price of a security may increase after the Fund borrows the security in order to sell it short, so that the Fund suffers a loss when it replaces the borrowed security at the higher price. The use of short sales could increase the Fund’s exposure to the market, magnifying losses and increasing volatility. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
•
Consumer Discretionary Sector Risk – The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.
•
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
•
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
•
Industrials Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to

Alger Dynamic Opportunities Fund 4/6
Summary Prospectus
March 1, 2024
reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards.
Convertible Securities Risk – Issuers of convertible securities may not be as strong financially as other companies, and may be more vulnerable to changes in the economy.
Small Cap Securities Risk – There may be greater risk in investing in companies with small market capitalizations rather than larger, more established companies owing to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Leverage Risk – The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund’s net asset value may decrease more quickly than if the Fund had not borrowed.
Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Cash Position Risk – At times, the Fund may hold a significant portion of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
The Fund compares its performance to the S&P 500 Index, a broad based measure of market performance. The Fund also compares its performance to the HFRI Equity Hedge (Total) Index (the “HFRI Index”). The HFRI Index provides a more complete comparison of Fund performance relative to a broader array of long-short equity strategies. In addition, the HFRI Index utilizes shorting as a component of its construction, unlike the S&P 500 Index.
Annual Total Return for Class Z Shares as of December 31 (%)

Best Quarter:	Q2 2020	19.72%	Worst Quarter:	Q4 2018	-15.04%

Alger Dynamic Opportunities Fund 5/6
Summary Prospectus
March 1, 2024
Average Annual Total Return as of December 31, 2023
	1 Year	5 Years	10 Years	Inception Date
Class Z				12/29/10
Return Before Taxes	4.54%	9.46%	6.75%
Return After Taxes on Distributions	4.54%	8.68%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	7.40%	5.25%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.29%	15.69%	12.03%
HFRI Equity Hedge (Total) Index (reflects no deductions for fees, expenses or taxes)	10.44%	8.24%	5.21%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since Inception (November 2009)
Gregory S. Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since Inception (November 2009)
George Ortega Senior Vice President, Senior Analyst and Portfolio Manager Since January 2024

Sub-Adviser
Weatherbie Capital, LLC*	H. George Dai, Ph.D. Chief Investment Officer and Senior Portfolio Manager Since March 2017
Joshua D. Bennett, CFA Chief Operating Officer and Senior Portfolio Manager Since March 2017
Daniel J. Brazeau, CFA Senior Managing Director and Portfolio Manager Since March 2017
*
Weatherbie sub-advises the Fund subject to the Manager’s supervision and approval.
As the Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.

Alger Dynamic Opportunities Fund 6/6
Summary Prospectus
March 1, 2024
Shareholder Information
Purchasing and Redeeming Fund Shares
The Fund’s Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions, for each Fund made available for the plan. The waiver is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans. The minimum initial investment may also be waived for direct shareholders investing through an intermediary with aggregate assets of $125 million or more invested in the family of funds advised by the Manager and for investment advisory clients of the Manager or its affiliates who hold direct accounts.
Investors may purchase or redeem Fund shares on any business day through a financial intermediary, which may include an investor’s selected broker-dealer, investment adviser, or other financial institution or professional, or directly with the Fund’s transfer agent.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
DynOppZ 3124

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